UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 20, 2011

Volterra Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50857	94-3251865
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47467 Fremont Blvd., Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 510 743 1200

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2011, the Compensation Committee of the Board of Directors of Volterra Semiconductor Corporation (the “Company”) approved increases to the base salaries of its executive officers as described below. The salary changes shall be effective as of July 1, 2011.

The following table sets forth the base salary increases for Volterra’s executive officers:

Name and Title	Current Base	Updated Base

Jeff Staszak President and Chief Executive Officer	$385,000.00	$410,000.00

Mike Burns Vice President of Finance, Chief Financial Officer and Treasurer	$250,000.00	$260,000.00

Bill Numann Senior Vice President of New Product Development	$235,000.00	$260,000.00

Craig Teuscher Senior Vice President of Operations, Manufacturing Engineering and Quality Assurance	$240,000.00	$260,000.00

Thomas Truman Vice President of Worldwide Sales	$205,000.00	$225,000.00

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volterra Semiconductor Corporation

June 24, 2011	By:	/s/ David Oh
Name: David Oh
Title: General Counsel